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                                                                   EXHIBIT 10.15


[UNION BANK LOGO]


April 20, 1999

Frank Segler
President
Ever-tek Computer Corporation
2604 Temple Heights Dr.
Oceanside, CA  92056

Dear Frank:

Re: Second Amendment ("Amendment") to the Business Loan Agreement dated September 15, 1998 (all prior Amendments, this Amendment, and the Business Loan Agreement together called the "Agreement")

Dear Frank:

        In reference to the Agreement between Union Bank of California N.A. ("Bank") and Ever-tek Computer Corporation ("Borrower") the Bank and Borrower desire to amend the Agreement. Capitalized terms used herein which are not otherwise defined shall have the meaning given them in the Agreement.

        Amendments to the Agreement:

        (a) Section 1.4 Guaranty of the Agreement is hereby amended by adding the following "Computer Geeks Discount Outlet, Inc."

        Except as specifically amended hereby, the Agreement shall remain in full force and effect and is hereby ratified and confirmed. This Amendment shall not be a waiver of any existing or future default or breach of a condition or covenant unless specified herein.

        This Amendment shall become effective when the Bank shall have received the acknowledgment copy of this Amendment executed by the Borrower and the following executed documents, all of which the Bank must be received before April 30, 1999.

Very truly yours,
UNION BANK OF CALIFORNIA, N.A.

By:     /s/ Maureen Sullivan
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Title:  Vice President
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Agreed and Accepted to this 21 day of April, 1999.

Ever-tek Computer Corporation

By:     /s/ Frank Segler
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Title:  President
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